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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date Of Earliest Event Reported): 12/08/2005

                               INSMED INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)

           Virginia                      0-30739                 54-1972729
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
 Incorporation or Organization)        File Number)          Identification No.)


4851 Lake Brook Drive, Glen Allen, Virginia                           23060
 (Address of Principal Executive Offices)                           (Zip Code)

                                 (804) 565-3000
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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


Item 8.01 Other Events

On December 08, 2005, Insmed Incorporated (the "Company") issued a press release in response to the commencement of a lawsuit by Tercica, Inc. against the Company. The Company's press release is attached as Exhibit 99.1 to this report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     Press release issued by Insmed Incorporated on December 08, 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Insmed Incorporated

Date: December 08, 2005                           By: /s/ Geoffrey Allan, Ph.D.
                                                      --------------------------
                                                      Geoffrey Allan, Ph.D.
                                                      President, Chief Executive
                                                      and Principal Executive

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                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

EX- 99.1          Press Release entitled "Insmed Responds to Complaint Filed by
                  Tercica"